UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2018

IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ	07632
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 464-2677

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 4, 2018, Immune Pharmaceuticals, Inc. (the “Company”), received a notice from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq LLC”) indicating that, based upon the Company’s continued non-compliance with the minimum $1.00 bid price requirement for continued listing on The Nasdaq Capital Market (“NASDAQ”), as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”) as of May 30, 2018, and notwithstanding the Company’s compliance with the quantitative criteria necessary to obtain a second 180-day period within which to evidence compliance with the Rule, as set forth in Nasdaq Listing Rule 5810(c)(3)(A), the Staff had determined to delist the Company’s securities from Nasdaq unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company timely appealed the delisting notice and appeared in front of the Panel on July 19, 2018.The Panel issued a decision on July 24, 2018, and determined to delist the Company’s common stock from NASDAQ and the suspension of trading will be effective at the open of business on July 26, 2018. The Panel has also informed the Company that Nasdaq LLC will complete the delisting by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission, after the applicable appeals periods have lapsed.

In accordance with NASDAQ’s Listing Rules, the Company has fifteen days to decide whether to appeal the delisting determination. The Company is currently considering whether to appeal the determination. Any such appeal would not stay the suspension of trading in the Company’s securities on NASDAQ. If the Company determines to appeal the Staff’s decision, there can be no guarantee as to the outcome of any appeal and the Company’s common stock may still be delisted from NASDAQ.

In the meantime, the Company has filed an application to have its shares quoted on the OTCQB Market ("OTCQB"), which is operated by OTC Market Groups Inc., under the symbol “IMNP” and anticipates that its shares will begin to trade on the OTCQB effective Friday, July 27, 2018.

Item 7.01.	Regulation FD Disclosure.

On July 26, 2018, the Company issued a press release discussing the information in Items 3.01 above. The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release issued July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

	By:	/s/ Elliot M. Maza
	Name:	Elliot M. Maza
	Title:	Chief Executive Officer

Date: July 26, 2018